Accounts Payable to Suppliers and Accrued Expenses	12 Months Ended
Dec. 31, 2024
Accounts Payable to Suppliers and Accrued Expenses [Abstract]
Accounts payable to suppliers and accrued expenses
15.	Accounts payable to suppliers and accrued expenses

Trade accounts payables to the Group’s suppliers principally comprise amounts outstanding for trade purchases, raw material, and ongoing costs.

The average payment period to Betterware’s suppliers is 4 months mainly for its commercial purchases and to Jafra’s suppliers is 30 days for the commercial area and 90 days for the manufacturing area, without interest for all Group. The Group has financial risk management policies (see note 21) to ensure that all accounts payable are paid within the previously agreed credit terms.

Supplier finance arrangements:

Supplier financing agreements are characterized by one or more banks offering to pay the amounts a company owes its suppliers. The company subsequently pays the banks according to the original terms and conditions agreed upon with the suppliers. These agreements provide the entity’s suppliers with early payment terms, compared to the payment due date of the related invoice.

The Group has established certain supplier financing agreements with five local banks (Banamex, BBVA, HSBC, Santander, and Sabadell), through which suppliers can discount their invoices before the payment period originally agreed upon with the Company. The Group is not involved in suppliers’ decisions to join these programs, and there is no substantial impact on the payment terms, amounts payable, or their liquidity. Each supplier bears the financial cost of the discount. The Group has no financial interest in suppliers’ decisions to participate in the program and does not provide any guarantees in connection with the agreements.

As of December 31, 2024, 2023, and 2022, the Group’s payment term to its suppliers is 120 days after the original invoice date. This term is the same for suppliers under supplier financing arrangements as for comparable suppliers not party to supplier financing arrangements.

There were no impacts on liabilities under supplier financing arrangements in any of the periods as a result of business combinations or exchange rate differences, nor were there any transfers of trade payables to financial debt.

The carrying amounts of liabilities under supplier financing arrangements are considered to reasonably approximate their fair values due to their short-term nature.

The existing financial arrangements are described below:

		Arrangements		Liabilities under finance arrangement				The supplier has received payment from the finance provider
Bank	Company	amount	Currency	2024		2023	2022	2024		2023	2022
Banamex	BWM	160,000	MXN	Ps.	-	94,352	109,910	Ps.	-	46,225	73,332
Banamex	BWM	16,500	USD		118,181	185,607	108,967		118,181	185,607	108,967
BBVA	BWM	800,000	MXN		163,065	114,495	108,729		109,083	86,786	64,013
BBVA	JAFRA	150,000	MXN		31,265	39,226	5,564		31,265	39,226	5,564
HSBC	BWM	50,000	USD
			MXN		124,291	100,835	82,025		103,498	80,923	80,176
HSBC	JAFRA	15,000	USD		56,369	1,480	-		56,369	1,480	-
Santander	BWM	10,000	USD		19,772	81,080	80,072		19,772	81,080	80,072
Sabadell	BWM	6,000	USD		16,388	28,514	15,648		16,388	28,514	15,648
				Ps.	848,192	957,576	668,015	Ps.	773,417	861,828	584,872

The Company pays banks an annual fee for supplier financing agreements. At the end of 2024, 2023 and 2022, this amounted to Ps.13,060, Ps.13,389 and Ps.8,654, respectively.

Accrued expenses:

The Group’s accrued expenses mainly comprise outstanding payment amounts (retention of income taxes and VAT) and social security’s contributions (IMSS, SAR and INFONAVIT) expenses among other accrued expenses.